Exhibit 99.1

For immediate release	For More Information:
J. Bruce Hildebrand, Executive Vice President
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES

SECOND QUARTER EARNINGS RESULTS

ABILENE, Texas, July 18, 2013 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the second quarter of 2013 of $19.49 million, up 6.21 percent compared with earnings of $18.35 million in the same quarter last year. Basic earnings per share were $0.62 for the second quarter of 2013 compared with $0.58 in the same quarter a year ago.

All amounts for the second quarter of 2013 include the results of the Company’s acquisition of Orange Savings Bank, SSB, Orange, Texas, which was effective on May 31, 2013. As of May 31, 2013, Orange had total loans of $293.29 million and total deposits of $385.95 million.

Net interest income increased 7.64 percent to $41.50 million compared with $38.56 million in 2012. The net interest margin, on a taxable equivalent basis, was 4.18 percent compared with 4.33 percent in the same quarter last year and 4.19 percent in the first quarter of this year.

The provision for loan losses was $832 thousand in the second quarter of 2013 compared with $759 thousand in the same quarter last year and $401 thousand in the first quarter of this year. Nonperforming assets as a percentage of loans and foreclosed assets totaled 1.20 percent at June 30, 2013, compared with 1.20 percent at March 31, 2013, and 1.76 percent at June 30, 2012. Classified loans totaled $87.83 million at June 30, 2013, compared to $70.18 million at March 31, 2013, and $80.86 million at June 30, 2012. The increase in dollar amount of nonperforming assets and classified loans was primarily from the Orange Savings Bank, SSB acquisition.

Noninterest income increased 12.54 percent in the second quarter of 2013 to $15.15 million compared with $13.46 million in the same quarter a year ago. Trust fees increased to $3.95 million in the second quarter of 2013 compared with $3.67 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $3.05 billion from $2.65 billion a year ago. ATM, interchange and credit card fees increased 10.49 percent to $4.18 million compared with $3.78 million in the same quarter last year. Real estate mortgage income increased to $1.69 million in the second quarter of 2013 compared with $1.22 million in the same quarter a year ago.

Noninterest expense increased in the second quarter of 2013 to $29.91 million from $26.75 million in the same quarter last year. The Company’s efficiency ratio in the second quarter of 2013 was 49.25 percent compared with 48.02 percent in the same quarter last year. Healthcare expenses for the second quarter of 2013 totaled $1.28 million compared to $833 thousand in the same quarter a year ago. Also included in noninterest expense in the second quarter of 2013 was $232 thousand and $226 thousand related to the acquisition of Orange Savings Bank, SSB and database consolidation technology costs, respectively.

For the first half of 2013, net income increased 5.43 percent to $38.07 million from $36.11 million a year ago. Basic earnings per share rose to $1.20 in the first half of 2013 from $1.15 in the same period last year. Net interest income increased 4.37 percent to $80.17 million in the first half of 2013 from $76.81 million in the same period a year ago. The provision for loan losses totaled $1.23 million compared with $2.06 million in the first half of the previous year. Noninterest income was $29.11 million in the first half of 2013 compared with $26.76 million a year ago. Noninterest expense rose to $57.38 million in the first half of 2013 compared with $53.21 million last year.

As of June 30, 2013, consolidated assets for the Company totaled $4.98 billion compared with $4.29 billion a year ago. Loans totaled $2.58 billion at quarter end compared to $1.92 billion a year ago. Total deposits were $3.92 billion as of June 30, 2013, versus $3.39 billion a year earlier. Shareholders’ equity rose to $575.86 million as of June 30, 2013, compared with $534.26 million at June 30, 2012.

“We are pleased to report another positive quarter and are excited about our Orange acquisition and welcome their employees and customers to First Financial,” said F. Scott Dueser, Chairman, President and CEO. “In the second half of the year, we will continue to pursue opportunities for acquisitions and for internal growth while remaining vigilant over expenses and loan quality.”

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that operates 12 banking regions with 61 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Mauriceville, McLewis, Merkel, Midlothian, Mineral Wells, Moran, Newton, Odessa, Orange, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Trent, Trophy Club, Vidor, Waxahachie, Weatherford and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with six locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

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Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2013		2012
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
ASSETS:
Cash and due from banks	$138,087	$113,958	$207,018	$128,606	$122,534
Interest-bearing deposits in banks	6,624	20,065	139,676	25,633	25,794
Interest-bearing time deposits in banks	39,350	45,172	49,005	67,506	74,594
Fed funds sold	16,025	3,175	14,045	23,400	10,100
Investment securities	1,975,490	1,959,054	1,820,096	1,883,864	1,963,367
Loans	2,578,883	2,138,137	2,088,623	2,003,854	1,918,292
Allowance for loan losses	(34,099)	(34,672)	(34,839)	(34,932)	(34,747)

Net loans	2,544,784	2,103,465	2,053,784	1,968,922	1,883,545
Premises and equipment	94,808	86,265	84,122	80,580	80,404
Goodwill	94,882	71,865	71,865	71,865	71,865
Other intangible assets	2,366	98	108	136	175
Other assets	70,189	52,863	62,293	60,035	59,426

Total assets	$4,982,605	$4,455,980	$4,502,012	$4,310,547	$4,291,804

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Noninterest-bearing deposits	$1,305,049	$1,237,840	$1,311,708	$1,200,154	$1,156,238
Interest-bearing deposits	2,612,540	2,312,286	2,320,876	2,244,244	2,235,942

Total deposits	3,917,589	3,550,126	3,632,584	3,444,398	3,392,180
Short-term borrowings	431,575	263,345	259,697	254,480	251,428
Other liabilities	57,577	78,257	52,768	61,757	113,933
Shareholders’ equity	575,864	564,252	556,963	549,912	534,263

Total liabilities and shareholders’ equity	$4,982,605	$4,455,980	$4,502,012	$4,310,547	$4,291,804

	Quarter Ended
	2013		2012
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
INCOME STATEMENTS
Interest income	$42,446	$39,575	$39,801	$40,287	$39,911
Interest expense	946	904	1,049	1,168	1,355

Net interest income	41,500	38,671	38,752	39,119	38,556
Provision for loan losses	832	401	642	787	759

Net interest income after provision for loan losses	40,668	38,270	38,110	38,332	37,797
Noninterest income	15,153	13,960	14,948	15,499	13,464
Noninterest expense	29,911	27,471	28,633	27,203	26,745

Net income before income taxes	25,910	24,759	24,425	26,628	24,516
Income tax expense	6,420	6,182	6,107	6,828	6,165

Net income	$19,490	$18,577	$18,318	$19,800	$18,351

PER COMMON SHARE DATA
Net income - basic	$0.62	$0.59	$0.58	$0.63	$0.58
Net income - diluted	0.61	0.59	0.58	0.63	0.58
Cash dividends declared	0.26	0.25	0.25	0.25	0.25
Shares outstanding - end of period	31,967,424	31,519,973	31,496,881	31,488,530	31,481,747
Average outstanding shares - basic	31,683,355	31,507,975	31,490,402	31,484,375	31,478,980
Average outstanding shares - diluted	31,809,840	31,601,364	31,530,907	31,502,172	31,497,241

PERFORMANCE RATIOS
Return on average assets	1.67%	1.71%	1.68%	1.84%	1.75%
Return on average equity	13.53	13.41	13.09	14.53	14.01
Net interest margin (tax equivalent)	4.18	4.19	4.17	4.26	4.33
Efficiency ratio	49.25	48.68	49.86	46.61	48.02

	Six Months Ended
	June 30,
	2013	2012
INCOME STATEMENTS
Interest income	$82,022	$79,708
Interest expense	1,851	2,895

Net interest income	80,171	76,813
Provision for loan losses	1,233	2,055

Net interest income after provision for loan losses	78,938	74,758
Noninterest income	29,113	26,762
Noninterest expense	57,382	53,213

Net income before income taxes	50,669	48,307
Income tax expense	12,602	12,200

Net income	$38,067	$36,107

PER COMMON SHARE DATA
Net income - basic	$1.20	$1.15
Net income - diluted	1.20	1.15
Cash dividends	0.51	0.49
Book Value	18.01	16.97
Market Value	55.66	34.56
Shares outstanding - end of period	31,967,424	31,481,747
Average outstanding shares - basic	31,596,150	31,472,843
Average outstanding shares - diluted	31,709,971	31,474,653

PERFORMANCE RATIOS
Return on average assets	1.69%	1.74%
Return on average equity	13.47	13.90
Net interest margin (tax equivalent)	4.18	4.36
Efficiency ratio	48.98	48.05

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2013		2012
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$34,672	$34,839	$34,932	$34,747	$34,529
Loans charged off	(1,570)	(823)	(1,119)	(1,064)	(766)
Loan recoveries	165	255	384	462	225

Net charge-offs	(1,405)	(568)	(735)	(602)	(541)
Provision for loan losses	832	401	642	787	759

Balance at end of period	$34,099	$34,672	$34,839	$34,932	$34,747

Allowance for loan losses / period-end loans	*1.32%	1.62%	1.67%	1.74%	1.81%
Allowance for loan losses / nonperforming loans	128.75	153.87	159.10	143.45	130.08
Net charge-offs / average loans (annualized)	0.24	0.11	0.14	0.12	0.12

*	Reflects the impact of loans acquired in the Orange Savings Bank, SSB acquisition, which were initially recorded at fair value with no allocated allowance for loan losses

NONPERFORMING ASSETS
Nonaccrual loans	$26,297	$22,509	$21,800	$24,283	$26,606
Accruing loans 90 days past due	187	24	97	69	105

Total nonperforming loans	26,484	22,533	21,897	24,352	26,711
Foreclosed assets	4,589	3,185	3,565	6,373	7,149

Total nonperforming assets	$31,073	$25,718	$25,462	$30,725	$33,860

As a % of loans and foreclosed assets	1.20%	1.20%	1.22%	1.53%	1.76%
As a % of end of period total assets	0.62	0.58	0.57	0.71	0.79

CAPITAL RATIOS
Tier 1 risk-based	15.20%	17.54%	17.43%	17.66%	17.23%
Total risk-based	16.31	18.80	18.68	18.92	18.48
Tier 1 leverage	10.32	10.69	10.60	10.49	10.36
Equity to assets	11.56	12.66	12.37	12.76	12.45

	Quarter Ended
	2013		2012
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
NONINTEREST INCOME
Trust fees	$3,953	$3,793	$3,616	$3,723	$3,670
Service charges on deposits	4,316	3,895	4,432	4,337	4,042
ATM, interchange and credit card fees	4,181	3,729	3,961	3,767	3,784
Real estate mortgage fees	1,686	1,384	1,331	1,495	1,218
Net gain on sale of available-for-sale securities	33	222	565	1,479	382
Net gain (loss) on sale of foreclosed assets	17	(316)	162	(106)	(404)
Net gain (loss) on sale of assets	1	168	5	(32)	105
Other noninterest income	966	1,085	876	836	667

Total noninterest income	$15,153	$13,960	$14,948	$15,499	$13,464

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$14,968	$14,101	$13,565	$13,502	$13,304
Profit sharing expense	1,183	1,079	1,441	1,343	885
Net occupancy expense	2,064	1,766	1,790	1,806	1,743
Equipment expense	2,380	2,281	2,269	2,269	2,144
FDIC insurance premiums	568	572	565	563	565
ATM, interchange and credit card expenses	1,347	1,340	1,432	1,317	1,450
Legal, tax and professional fees	1,272	993	1,162	1,019	968
Audit fees	351	334	323	311	283
Printing, stationery and supplies	498	472	487	468	511
Amortization of intangible assets	33	10	28	38	38
Advertising and public relations	1,100	994	1,085	998	953
Correspondent bank service charges	222	202	220	220	216
Other noninterest expense	3,925	3,327	4,266	3,349	3,685

Total noninterest expense	$29,911	$27,471	$28,633	$27,203	$26,745

TAX EQUIVALENT YIELD ADJUSTMENT	$4,082	$3,795	$3,727	$3,743	$3,673

	Six Months Ended
	June 30,
	2013	2012
NONINTEREST INCO ME
Trust fees	$7,746	$7,124
Service charges on deposits	8,211	7,924
ATM, interchange and credit card fees	7,910	7,460
Real estate mortgage fees	3,069	2,268
Net gain on sale of available-for-sale securities	255	728
Net gain (loss) on sale of foreclosed assets	(299)	(406)
Net gain (loss) on sale of assets	169	235
Other noninterest income	2,052	1,429

Total Noninterest Income	$29,113	$26,762

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$29,069	$26,491
Profit sharing expense	2,262	1,927
Net occupancy expense	3,831	3,480
Equipment expense	4,661	4,252
FDIC Insurance premiums	1,141	1,093
ATM, interchange and credit card expenses	2,687	2,699
Legal, tax and professional fees	2,265	2,002
Audit fees	685	578
Printing, stationery and supplies	970	1,015
Amortization of intangible assets	43	82
Advertising and public relations	2,094	1,894
Correspondent bank service charges	424	416
Other noninterest expense	7,250	7,284

Total Noninterest Expense	$57,382	$53,213

TAX EQUIVALENT YIELD ADJUSTMENT	$7,877	$7,167

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended
	June 30, 2013
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$5,918	$9	0.58%
Interest-bearing deposits in nonaffiliated banks	59,333	111	0.75%
Taxable securities	1,066,586	6,313	2.37%
Tax exempt securities	917,460	10,813	4.71%
Loans	2,324,268	29,282	5.05%

Total interest-earning assets	4,373,565	46,528	4.27%
Noninterest-earning assets	305,201

Total assets	$4,678,766

Interest-bearing liabilities:
Deposits	$2,403,899	$853	0.14%
Fed funds purchased and other short term borrowings	405,438	93	0.09%

Total interest-bearing liabilities	2,809,337	946	0.14%
Noninterest-bearing liabilities	1,291,602
Shareholders’ equity	577,827

Total liabilities and shareholders’ equity	$4,678,766

Net interest income and margin (tax equivalent)		$45,582	4.18%

	Six Months Ended
	June 30, 2013
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$9,570	$14	0.30%
Interest-bearing deposits in nonaffiliated banks	91,830	281	0.62%
Taxable securities	1,052,723	12,688	2.41%
Tax exempt securities	871,459	20,886	4.79%
Loans	2,218,292	56,030	5.09%

Total interest-earning assets	4,243,874	89,899	4.27%
Noninterest-earning assets	302,071

Total assets	$4,545,945

Interest-bearing liabilities:
Deposits	$2,362,645	$1,721	0.15%
Fed funds purchased and other short term borrowings	338,549	130	0.08%

Total interest-bearing liabilities	2,701,194	1,851	0.14%
Noninterest-bearing liabilities	1,274,970
Shareholders’ equity	569,781

Total liabilities and shareholders’ equity	$4,545,945

Net interest income and margin (tax equivalent)		$88,048	4.18%